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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                                  April 6, 2006

                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)

                 1-10655                               23-1714256
        (Commission File Number)          (IRS Employer Identification Number)

       County Line Industrial Park
        Southampton, Pennsylvania                        18966
 (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (215) 355-9100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION.

     On April 6, 2006, Environmental Tectonics Corporation ("ETC") entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with H.F. Lenfest ("Lenfest"), pursuant to which, among other things, ETC sold 3,000 shares of its newly-created class of Series B Convertible Preferred Stock (the "Preferred Stock") to Lenfest for $3,000,000 (the "Initial Draw Down"). A copy of the Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     In addition to the Initial Draw Down, under the terms of the Purchase Agreement, ETC may draw down funds until October 6, 2007 by selling additional shares of Preferred Stock to Lenfest. The draw downs are required to be in increments of at least $1,000,000 and the aggregate total of all draw downs, including the Initial Draw Down, cannot exceed $15,000,000. Assuming that ETC is not then in default of its obligations under the Purchase Agreement and that the closing price for ETC's common stock on the American Stock Exchange (the "AMEX") is $4.95 (the "Floor Price") or greater, Lenfest will be required to tender the funds to ETC upon Lenfest's receipt of a draw down request. ETC may not deliver a draw down request to Lenfest at any time in which the closing price for its common stock is less than the Floor Price. The Floor Price is equal to the closing price for ETC's common stock on April 5, 2006, the trading day immediately prior to the signing of the Purchase Agreement and the Initial Draw Down.

     The conversion price for converting the Preferred Stock into shares of ETC's common stock is set with respect to the shares of Preferred Stock issued in connection with a specific draw down based on the closing price for ETC's common stock on the trading day immediately prior to the draw down. For example, the Preferred Stock issued in the Initial Draw Down is convertible into 606,060 shares of ETC common stock based upon a conversion price of $4.95.

     In connection with the Purchase Agreement, ETC amended its Articles of Incorporation on April 6, 2006 by filing a Statement With Respect to Shares for the Preferred Stock with the Department of State for the Commonwealth of Pennsylvania. The Statement With Respect to Shares contains the following terms:

     Security:                  Series B Cumulative Convertible Preferred Stock.

     Amount: Up to $15,000,000 (subject to a minimum draw down of $1,000,000).

     Offering Period:           18 months from the signing of the Purchase
                                Agreement.

     Liquidation                Upon liquidation, dissolution or winding up of
     Preference:                ETC, the Preferred Stock shall have the right to
                                receive the original investment amount plus accrued dividends.

     Dividends:                 6% per annum; payable on a quarterly basis but
                                deferrable at the option of ETC until the end of the sixth year following the signing of the Purchase Agreement.

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     Conversion                 To be set based on the closing price for
     Price: ETC's common stock on AMEX on the trading day immediately prior to each draw down; provided that the conversion price shall not be less than the Floor Price.

                                Conversion By Lenfest. Lenfest may convert the Preferred Stock into shares of ETC common stock beginning at the end of the third year following the signing of the Purchase Agreement.

                                Automatic Conversion. The Preferred Stock will automatically convert into shares of ETC's common stock at the end of the sixth year following the signing of the Purchase Agreement.

     Anti-dilution              Weighted-average protection for issuances of
     Protection:                ETC's common stock or securities convertible
                                into ETC's common stock at prices below the conversion price(s) of the Preferred Stock.

     Redemption                 ETC may redeem the Preferred Stock in increments
     Right:                     of $1,000,000 at any time following issuance.

     Voting Rights:             The Preferred Stock will vote with the ETC
                                common stock on an as converted basis.

     A copy of the Statement With Respect to Share is included as Exhibit 3(i).1 to this Current Report on Form 8-K and is incorporated herein by reference.

     ETC granted Lenfest certain demand and "piggy back" registration rights pursuant to a Registration Rights Agreement with respect to the shares of common stock issuable upon conversion of the Preferred Stock. A copy of the Registration Rights Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     As Lenfest is a related party as defined by Regulation S-K, ETC's Audit Committee, comprised of Howard Kelley, Alan Mark Gemmill and Dr. George Anderson, each of whom is an independent director as defined by the AMEX rules and applicable securities laws, approved the terms and conditions of the Purchase Agreement.

     ETC is relying on the exemption to the registration requirements of the Securities Act of 1933, as amended (the "Act"), set forth in Section 4(2) of the Act and Regulation D promulgated thereunder with respect to the issuance and sale of the Preferred Stock pursuant to the Purchase Agreement and the issuance of the common stock upon the conversion of such shares of Preferred Stock.

     ETC issued a press release on April 7, 2006 announcing its agreement with Lenfest under the Purchase Agreement and the sale of the Preferred Stock in the Initial Draw Down. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits
             3(i).1 Statement With Respect to Shares of Series B Convertible Preferred Stock
             10.1 Preferred Stock Purchase Agreement, dated as of April 6, 2006, between ETC and H. F. Lenfest
             10.2 Registration Rights Agreement, dated as of April 6, 2006, by and between ETC and H. F. Lenfest
             99.1    Press Release, dated April 7, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant

Date:  April 7, 2006                        By:  /s/ Duane D. Deaner
                                                 -------------------------------
                                                 Duane D. Deaner
                                                 Chief Financial Officer

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                                  Exhibit Index

             3(i).1 Statement With Respect to Shares of Series B Convertible Preferred Stock
             10.1 Preferred Stock Purchase Agreement, dated as of April 6, 2006, between ETC and H. F. Lenfest
             10.2 Registration Rights Agreement, dated as of April 6, 2006, by and between ETC and H. F. Lenfest
             99.1    Press Release, dated April 7, 2006

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